UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 14, 2019

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-38402	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2893 Executive Park Drive, Suite 201

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	MKGI	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported by Monaker Group, Inc. (the “Company”, “we” and “us”) in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on February 5, 2019, on February 4, 2019, the Company entered into a revolving Promissory Note in the amount of up to $700,000 (the “Revolving Note”), with the Donald P. Monaco Insurance Trust, of which Donald P. Monaco is the trustee and the Chairman of the Board of Directors of the Company (the “Monaco Trust”). The balance of the Revolving Note can be accessed by the Company, on a revolving basis, at any time, from time to time, prior to the maturity date of the note, with the approval of the Monaco Trust.

On August 14, 2019, the Company borrowed $350,000 under the Revolving Note, which had a balance as of August 14, 2019, of $700,000.

The amounts borrowed under the Revolving Note accrue interest at the rate of 12% per annum (18% upon the occurrence of an event of default) and are due and payable on February 1, 2020, provided that the note may be prepaid at any time without penalty. The Revolving Note contains standard and customary events of default.

The foregoing description of the Revolving Note is not complete and is qualified in its entirety by reference to the full text thereof, incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	$700,000 Promissory Note dated February 4, 2019, entered into by Monaker Group, Inc. in favor of the Donald P. Monaco Insurance Trust (Filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Monaker Group, Inc. with the Securities and Exchange Commission on February 5, 2019, and incorporated herein by reference)(File No. 001-38402)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: August 20, 2019	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	$700,000 Promissory Note dated February 4, 2019, entered into by Monaker Group, Inc. in favor of the Donald P. Monaco Insurance Trust (Filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Monaker Group, Inc. with the Securities and Exchange Commission on February 5, 2019, and incorporated herein by reference)(File No. 001-38402)